UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015

NiSource Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-16189

Delaware	35-2108964
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events

On May 18, 2015, NiSource Inc. issued a press release announcing the pricing of the previously announced cash tender offer (the “Tender Offer”) by its finance subsidiary, NiSource Finance Corp., for its 5.250% Notes due 2017, 6.400% Notes due 2018, 4.450% Notes due 2021, and 3.850% Notes due 2023 (collectively, the “Notes”).

On May 19, 2015, NiSource Inc. also issued a press release announcing the results of the Tender Offer as of the early tender deadline.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	NiSource Inc. Press Release relating to the pricing of the Tender Offer, dated May 18, 2015.

99.2	NiSource Inc. Press Release relating to the results of the Tender Offer as of the early tender deadline, dated May 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: May 19, 2015	By:	/s/ David J. Vajda
David J. Vajda
Vice President, Treasurer and Chief Risk Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	NiSource Inc. Press Release relating to the pricing of the Tender Offer, dated May 18, 2015.

99.2	NiSource Inc. Press Release relating to the results of the Tender Offer as of the early tender deadline, dated May 19, 2015.